UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2011

_______________________________

TriQuint Semiconductor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 615-9000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

TriQuint Semiconductor, Inc. (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 18, 2011, for the sole purpose of disclosing the Company's decision regarding the frequency with which it will include advisory votes on the compensation of its named executive officers in future annual meeting proxy materials. No other changes have been made to the Current Report on Form 8-K filed on May 18, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company's 2011 Annual Meeting of Stockholders held on May 13, 2011, the Company's stockholders voted, on an advisory basis, in favor of holding advisory votes on named executive officer compensation every year. In light of these results, the Company has determined to hold an advisory vote on named executive officer compensation every year until the next advisory vote on the frequency of future votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Chief Financial Officer

Date: October 5, 2011